UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna —1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1: Report to Shareholders

Table of Contents

2–3	Letter from Chairman of the Board & President
4–5	Fund Insights
6–7	Performance & Statistics
8–39	Schedules of Investments
40	Statements of Assets and Liabilities
41	Statements of Operations
42–43	Statements of Changes in Net Assets
44	Statement of Cash Flows
45–67	Notes to Financial Statements
68–69	Financial Highlights
70	Report of Independent Registered Public Accounting Firm
71-73	Tax Information/Annual Shareholder Meeting Results/Changes in Investment Policy/Loan Investments and Origination
74-78	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
79-80	Privacy Policy/Proxy Voting Policies & Procedures
81-82	Dividend Reinvestment Plan
83-84	Board of Trustees
85	Fund Officers

Letter from Chairman of the Board & President

Dear Shareholder:

The US economy expanded during the 12-month fiscal reporting period ended October 31, 2013. However, the level of growth was far from robust and unemployment, while declining, remained elevated from a historical perspective. The US stock market was resilient and generated very strong results. Lower rated corporate bonds also performed well during the fiscal period.

For the 12-month reporting period ended October 31, 2013:

■  PIMCO Corporate & Income Strategy Fund advanced 11.20% on net asset value (“NAV”) and 3.48% on market price.

Hans W. Kertess Chairman

■  PIMCO Income Opportunity Fund rose 13.65% on NAV and 6.81% on market price.

During the reporting period, the US experienced choppy, but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter of 2012, as private inventory investment and federal government spending moderated. However, annual GDP growth rose to 1.1% during the first quarter and 2.5% during the second quarter of 2013. The US Commerce Department’s estimate for third quarter 2013 GDP growth is 3.6%. Supporting the economy were continuing signs of the long-awaited recovery in the housing market. In addition, while unemployment remained high, the unemployment rate declined during the reporting period.

Brian S. Shlissel President & CEO

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy throughout the reporting period. However, with unemployment falling and signs of improving economic activity, in June 2013 the Fed announced its intention to begin tapering its monthly $85 billion asset purchase program. This triggered sharply rising yields and declining bond prices. However, the Fed surprised many investors by choosing not to begin tapering its asset purchase program at its meeting in September 2013. This caused yields to decline somewhat from their reporting period peak that occurred in early September. All told, US Treasury bond interest rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.72% to 2.57%.

2 Annual Report | October 31, 2013

Outlook

Market volatility was elevated at times during the reporting period. This was partially triggered by concerns regarding the Fed’s plans to taper its asset purchase program, mixed global growth and the 16 day partial US government shutdown that began on October 1, 2013.

We expect the Fed’s policy stance to remain accommodative for longer than some investors currently anticipate. The Fed’s tapering of its asset purchase program is likely to create greater volatility, but we believe the Fed will only raise short-term interest rates if it is confident the economic recovery is on solid footing. Concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC may also contribute to market volatility.

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

With respect to the US economy, in the wake of the Fed’s decision in September and October not to taper its bond buying program, some investors may be concerned that the economy is deteriorating. However, recent data indicates continuing improvement in economic conditions, particularly in manufacturing. It appears the Fed’s decision was more preventative in nature, intended to avoid derailing the housing recovery and to offset a drag on the economy created by the government shutdown and concerns related to the raising of the debt ceiling.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

October 31, 2013 | Annual Report  3

Fund Insights

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

October 31, 2013 (unaudited)

For the 12 months ended October 31, 2013, PIMCO Corporate & Income Strategy Fund returned 11.20% on NAV and 3.48% on market price.

For the 12 months ended October 31, 2013, PIMCO Income Opportunity Fund returned 13.65% on NAV and 6.81% on market price.

The US fixed income market experienced periods of elevated volatility during the 12-month reporting period ended October 31, 2013. This was triggered by a number of factors, including the “fiscal cliff” and sequestration, the Federal Reserve’s (the “Fed”) announcement of a possible shift in monetary policy, the European sovereign debt crisis, geopolitical issues and the 16 day partial shutdown of the federal government. All told, both short- and long-term Treasury yields rose and the yield curve steepened during the reporting period. Spread sectors (non-US Treasuries) achieved mixed results during the reporting period, with high yield bonds contributing the strongest returns.

Compared to the -1.08% return for the overall US fixed income market (as measured by the Barclays US Aggregate Index), high yield and investment grade bonds returned 8.87% and -1.58%, respectively (as measured by the Barclays US High Yield and Barclays US Credit Indices) for the 12 month fiscal period.

Given strong overall investor demand, on a total return basis, in most cases, lower rated, higher yielding investment grade corporate bonds generally outperformed higher quality corporate bonds. For instance, AAA-, AA-, A and BBB-rated issues, as measured by the Barclays US Credit Index, returned -0.55%, -2.14%, -1.68%, and -1.54%, respectively, during the 12 months ended October 31, 2013. Within the high yield market, BB-rated issues returned 6.25%, versus 8.91% for B-rated securities, as measured by the Barclays US High Yield Index.

Corporate & Income Strategy

Sector and duration positioning drive results

An overweighting to the banking and life insurance sectors contributed to results, as these issues outperformed the credit market as measured by the Fund’s benchmark, the 80% Barclays Credit/20% BofA Merrill Lynch BB/B Constrained Index (the “Index”),1 during the reporting period. An overweighting to electric utilities was positive for returns due to its outperformance versus the Index. An allocation to non-agency residential mortgage-backed securities was positive for performance as this asset class outperformed

1 The Barclays U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The BofA Merrill Lynch BB/B Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

4  Annual Report | October 31, 2013

the Index. The Fund’s duration positioning was also rewarded, as the Fund was targeted to have a shorter duration than that of the Index and rates moved sharply higher during the reporting period.

On the downside, an underweighting to technology and energy was negative for results as these sectors outperformed the Index.

PIMCO Income Opportunity

Sector positioning and duration positioning drive results

The Fund produced strong absolute returns during the 12-month reporting period. An allocation to non-agency mortgage-backed securities was a significant contributor to results, as this asset class generally outperformed the broader market. The sector was supported by a number of factors, including overall strong investor demand for higher yielding assets, improving collateral performance, signs of a bottom in housing and continuing positive supply technicals. An emphasis on select financials issues was beneficial to performance, as these securities generally outperformed the broad credit market during the reporting period. The Fund’s allocation to high yield bonds enhanced performance, as spreads tightened amid robust investor demand and continued low defaults. Less sensitivity to rising interest rates and the higher coupons available from high yield bonds also added to returns. Finally, a short duration contributed to the Fund’s performance, as rates rose sharply during the reporting period.

On the downside, a tactical allocation to emerging market debt detracted from performance, as the asset class underperformed the broad credit market during the reporting period.

October 31, 2013 | Annual Report  5

Performance & Statistics

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	3.48%	11.20%
5 Year	24.96%	28.64%
10 Year	12.52%	12.42%
Commencement of Operations (12/21/01) to 10/31/13	12.35%	12.70%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (12/21/01) to 10/31/13	Market Price	$17.15
	NAV	$16.04
NAV	Premium to NAV	6.92%
Market Price	Market Price Yield(2)	7.87%
	Leverage Ratio(3)	21.63%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at October 31, 2013.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6  Annual Report | October 31, 2013

Performance & Statistics

PIMCO Income Opportunity Fund

October 31, 2013 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	6.81%	13.65%
5 Year	22.69%	23.03%
Commencement of Operations (11/30/07) to 10/31/13	14.07%	14.99%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (11/30/07) to 10/31/13	Market Price	$28.90
	NAV	$28.67
NAV	Premium to NAV	0.80%
Market Price	Market Price Yield(2)	7.89%
	Leverage Ratio(3)	24.55%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at October 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

October 31, 2013 | Annual Report  7

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013

Principal Amount (000s)		Value
Mortgage-Backed Securities – 41.2%
$386	American Home Mortgage Assets Trust, 0.40%, 9/25/46, CMO (j)	$36,906
	Banc of America Alternative Loan Trust, CMO,
9,522	5.50%, 10/25/35	8,448,051
272	6.00%, 1/25/36	214,027
	Banc of America Funding Trust, CMO,
5,423	6.00%, 3/25/37	4,815,742
688	6.00%, 7/25/37	532,674
21,318	6.00%, 8/25/37	18,439,162
	Banc of America Mortgage Trust, CMO,
4,700	5.50%, 11/25/35	4,632,311
418	6.50%, 9/25/33	432,460
2,500	BCAP LLC Trust, 5.514%, 3/26/37, CMO (a) (c) (j)	663,694
11,266	Bear Stearns Adjustable Rate Mortgage Trust, 2.752%, 8/25/35, CMO (j)	9,508,770
	Bear Stearns ALT-A Trust, CMO (j),
2,441	2.61%, 11/25/36	1,645,627
1,632	2.804%, 8/25/36	1,134,418
1,622	2.925%, 9/25/35	1,283,519
2,910	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	2,319,047
	Chase Mortgage Finance Trust, CMO,
24	2.823%, 12/25/35 (j)	21,127
1,940	6.00%, 7/25/37	1,736,452
3,052	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	3,094,039
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
1,877	5.273%, 8/25/35	1,847,435
767	5.468%, 4/25/37	680,301
	CitiMortgage Alternative Loan Trust, CMO,
9,192	5.75%, 5/25/37	7,819,916
5,635	6.00%, 1/25/37	4,802,341
4,993	6.00%, 6/25/37	4,156,732
	Countrywide Alternative Loan Trust, CMO,
684	5.50%, 3/25/35	608,866
312	5.50%, 3/25/36	242,663
3,864	5.50%, 5/25/36	2,867,046
908	5.75%, 1/25/35	862,391
1,023	5.75%, 2/25/35	965,894
1,617	5.75%, 3/25/37	1,294,158
805	6.00%, 2/25/35	814,620
11,254	6.00%, 4/25/36	10,039,421
2,886	6.00%, 2/25/37	2,131,984
2,486	6.00%, 4/25/37	1,979,974
895	6.00%, 7/25/37	809,693
2,086	6.00%, 8/25/37	1,398,622
2,864	6.25%, 12/25/36 (j)	2,321,282
971	6.50%, 8/25/36	672,636

8  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
$569	2.609%, 9/20/36 (j)	$404,225
1,214	5.50%, 10/25/35	1,179,938
1,827	5.75%, 3/25/37	1,618,678
1,190	6.00%, 2/25/37	1,061,549
1,103	6.00%, 3/25/37	1,003,958
351	6.00%, 4/25/37	318,331
5,855	6.00%, 7/25/37	4,767,477
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,968	5.863%, 2/25/37 (j)	1,750,135
1,104	6.00%, 2/25/37	990,386
2,687	6.00%, 6/25/37	2,399,973
2,738	6.75%, 8/25/36	2,068,555
1,589	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,255,063
10,538	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	9,247,867
	GSR Mortgage Loan Trust, CMO,
1,217	2.563%, 8/25/34 (j)	1,126,838
2,186	5.043%, 11/25/35 (j)	2,150,928
452	5.50%, 5/25/36	415,203
6,645	6.00%, 2/25/36	6,083,326
4,325	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	2,733,133
	JPMorgan Alternative Loan Trust, CMO,
3,633	5.202%, 3/25/37 (j)	2,687,458
2,500	6.31%, 8/25/36	1,839,453
	JPMorgan Mortgage Trust, CMO,
7,231	2.805%, 2/25/36 (j)	6,253,553
1,596	3.869%, 1/25/37 (j)	1,358,744
2,678	5.00%, 3/25/37	2,386,102
203	5.75%, 1/25/36	185,953
528	6.00%, 8/25/37	461,957
	Lehman Mortgage Trust, CMO,
1,815	6.00%, 7/25/36	1,395,832
583	6.00%, 7/25/37	500,495
3,267	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	2,432,104
1,273	Merrill Lynch Mortgage Investors Trust, 3.019%, 3/25/36, CMO (j)	901,756
	Morgan Stanley Mortgage Loan Trust, CMO,
5,310	5.023%, 5/25/36 (j)	4,104,431
4,114	6.00%, 2/25/36	3,821,267
8,270	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	5,644,167
	Residential Accredit Loans, Inc., CMO,
692	0.40%, 5/25/37 (j)	113,217
4,411	3.65%, 12/26/34 (j)	3,672,165
2,307	6.00%, 6/25/36	1,825,779
4,309	6.00%, 8/25/36	3,348,461
3,617	6.00%, 9/25/36	2,544,657
4,643	6.00%, 12/25/36	3,596,920

October 31, 2013 | Annual Report  9

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$1,665	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	$1,698,769
	Residential Asset Securitization Trust, CMO,
3,193	5.231%, 6/25/46 (j)	2,280,630
1,280	6.00%, 2/25/36	1,019,942
823	6.00%, 9/25/36	525,520
2,660	6.00%, 3/25/37	2,084,102
3,664	6.00%, 5/25/37	3,202,226
3,920	6.25%, 9/25/37	2,815,938
	Residential Funding Mortgage Securities I, CMO,
3,490	3.483%, 2/25/37 (j)	2,724,012
1,764	6.00%, 1/25/37	1,562,679
2,182	6.25%, 8/25/36	2,008,365
345	6.50%, 3/25/32	364,206
	Sequoia Mortgage Trust, CMO (j),
795	2.489%, 2/20/47	675,585
1,571	5.21%, 7/20/37	1,397,831
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
5,514	4.697%, 11/25/36	4,491,586
8,068	5.063%, 3/25/37	6,109,849
5,073	5.13%, 5/25/36	4,296,744
4,443	5.161%, 1/25/36	3,502,183
2,352	5.226%, 7/25/35	2,094,948
9,456	5.383%, 7/25/36	6,769,641
1,700	5.391%, 7/25/36	1,547,355
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
1,575	5.35%, 4/25/37	1,305,180
861	5.575%, 2/25/37	721,343
13,826	Thornburg Mortgage Securities Trust, 5.75%, 6/25/47, CMO (j)	13,104,325
14,879	WaMu Commercial Mortgage Securities Trust, 5.804%, 3/23/45, CMO (a) (c) (j)	15,420,997
	WaMu Mortgage Pass-Through Certificates, CMO (j),
913	2.291%, 7/25/37	744,539
621	2.375%, 9/25/36	546,823
1,523	4.781%, 2/25/37	1,419,523
2,530	4.816%, 7/25/37	2,414,879
5,534	6.085%, 10/25/36	4,649,262
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
237	0.923%, 4/25/47 (j)	6,773
902	0.989%, 5/25/47 (j)	76,652
3,714	6.00%, 10/25/35	3,018,441
1,369	6.00%, 6/25/37	1,135,862
	Wells Fargo Alternative Loan Trust, CMO,
1,712	6.00%, 7/25/37	1,598,463
15,716	6.25%, 7/25/37	13,988,889
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
191	2.616%, 5/25/36 (j)	178,635
8,636	2.616%, 8/25/36 (j)	8,156,825

10  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$1,001	2.685%, 7/25/36 (j)	$911,502
471	2.707%, 4/25/36 (j)	456,420
1,113	5.581%, 10/25/36 (j)	1,078,913
1,154	6.00%, 7/25/37	1,111,590
Total Mortgage-Backed Securities (cost-$305,510,295)		318,141,982
Municipal Bonds – 23.3%
	California – 9.6%
	City & Cnty. of San Francisco, Capital Improvement Projects,
4,200	CP, 6.487%, 11/1/41, Ser. D	4,570,776
12,300	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	13,390,149
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,892,016
20,300	Los Angeles Department of Water & Power Rev., 6.166%, 7/1/40	21,632,695
20,900	Metropolitan Water Dist. of Southern California Rev., 6.947%, 7/1/40	23,632,048
2,000	State Univ. Rev., 6.484%, 11/1/41	2,333,600
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	6,754,498
		74,205,782
	Georgia – 1.1%
8,300	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	8,648,766
	Illinois – 5.0%
12,700	Chicago, GO, 7.517%, 1/1/40	13,100,050
23,200	Municipal Electric Agcy. Rev., 6.832%, 2/1/35	25,335,792
		38,435,842
	Louisiana – 0.2%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	930,384
820	8.55%, 12/1/34	963,754
		1,894,138
	Nebraska – 2.0%
14,000	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	15,316,420
	Nevada – 1.4%
10,485	Las Vegas Valley Water Dist., GO, 5.65%, 3/1/35	10,711,476
	New Jersey – 0.0%
500	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	362,415
	Ohio – 1.8%
	American Municipal Power, Inc. Rev.,
10,300	Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	13,510,510
	Texas – 1.9%
12,800	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	14,976,896
	Virginia – 0.3%
2,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.00%, 5/15/40	2,050,200
Total Municipal Bonds (cost-$176,037,302)		180,112,445

October 31, 2013 | Annual Report  11

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 21.0%
	Airlines – 0.8%
$1,577	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	$1,758,317
3,670	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	4,147,657
		5,905,974
	Auto Manufacturers – 1.1%
	Ford Motor Co.,
5,700	7.70%, 5/15/97	6,299,247
1,500	9.98%, 2/15/47	2,100,474
		8,399,721
	Banking – 13.3%
	Ally Financial, Inc.,
517	6.25%, 12/15/18	517,000
158	6.40%, 12/15/18	158,000
596	6.50%, 12/15/18-5/15/19	596,015
476	6.65%, 6/15/18	476,000
1,431	6.70%, 6/15/18-12/15/19	1,431,365
209	6.75%, 6/15/19	209,000
30	6.85%, 5/15/18	30,045
133	6.90%, 6/15/17	133,000
2,822	7.00%, 5/15/18-11/15/23	2,826,153
148	7.15%, 6/15/16	148,000
2,000	8.30%, 2/12/15	2,172,500
£15,500	Barclays Bank PLC, 14.00%, 6/15/19 (f)	34,169,463
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (c) (f)	6,443,750
1,750	Citigroup, Inc., 6.125%, 8/25/36	1,847,524
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	432,722
£100	7.588%, 5/12/20	169,960
200	7.867%, 12/17/19	340,722
400	7.869%, 8/25/20	685,934
$7,800	8.00%, 6/15/20 (a) (c) (f)	8,314,800
8,500	8.50%, 12/17/21 (a) (c) (f)	9,067,435
£300	11.04%, 3/19/20	558,994
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	600,451
£3,100	9.125%, 7/15/20	5,402,875
500	9.334%, 2/7/20	875,456
$2,600	Lloyds Bank PLC, 12.00%, 12/16/24 (a) (c) (f)	3,529,500
3,600	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	3,780,000
19,100	Wachovia Capital Trust III, 5.57%, 12/2/13 (f)	17,954,000
		102,870,664

12  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 1.2%
$2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (c)	$1,966,500
1,900	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	2,068,625
5,142	GSPA Monetization Trust, 6.422%, 10/9/29 (a) (b) (c) (h) (acquisition cost-$5,080,681; purchased 9/23/13)	5,103,819
		9,138,944
	Electric Utilities – 0.4%
2,526	Bruce Mansfield Unit, 6.85%, 6/1/34	2,677,192
4,300	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b) (d) (e)	106,885
632	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (b) (c) (h) (acquisition cost-$647,513; purchased 8/25/04)	552,755
		3,336,832
	Healthcare-Services – 0.5%
3,600	HCA, Inc., 8.50%, 4/15/19	3,874,500
	Insurance – 0.7%
3,400	AIG Life Holdings, Inc., 7.57%, 12/1/45 (a) (b) (c) (h) (acquisition cost-$3,885,360; purchased 7/26/11-1/23/13)	3,944,000
1,400	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,732,500
		5,676,500
	Lodging – 0.4%
2,071	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (c)	2,699,334
	Miscellaneous Manufacturing – 0.3%
2,300	Bombardier, Inc., 4.25%, 1/15/16 (a) (c)	2,409,250
	Oil & Gas – 0.5%
3,460	Anadarko Petroleum Corp., 7.00%, 11/15/27	3,678,731
	Telecommunications – 1.8%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,837,809
5,360	Qwest Corp., 7.20%, 11/10/26	5,403,196
		14,241,005
Total Corporate Bonds & Notes (cost-$148,167,979)		162,231,455
U.S. Government Agency Securities (b) – 6.3%
	Fannie Mae, CMO, IO,
87,883	3.00%, 2/25/43	15,679,490
23,464	3.50%, 3/25/42-2/25/43	4,322,079
31,278	4.50%, 1/25/43	6,651,910
3,523	6.43%, 4/25/41 (j)	687,809

October 31, 2013 | Annual Report  13

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Freddie Mac, CMO, IO,
$79,290	3.00%, 2/15/33-12/15/42	$14,573,799
6,825	3.50%, 9/15/42	1,303,299
9,105	4.50%, 10/15/42	1,882,860
4,897	5.826%, 8/15/42 (j)	1,146,490
	Ginnie Mae, CMO, IO,
3,265	3.50%, 1/20/42	489,364
11,369	4.00%, 5/16/42-8/16/42	2,238,705
Total U.S. Government Agency Securities (cost-$48,008,505)		48,975,805
Asset-Backed Securities – 3.5%
457	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	387,942
	Countrywide Asset-Backed Certificates (j),
10,981	5.47%, 10/25/46	9,126,853
3,440	5.526%, 7/25/36	3,466,515
2,067	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (j)	2,126,278
2,022	GSAA Home Equity Trust, 6.295%, 6/25/36	1,122,516
8,400	JP Morgan Mortgage Acquisition Trust, 5.218%, 1/25/37	6,008,974
2,432	Mid-State Trust IV, 8.33%, 4/1/30	2,551,334
1,582	Mid-State Trust VII, 6.34%, 10/15/36	1,676,848
1,185	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	893,421
Total Asset-Backed Securities (cost-$27,449,383)		27,360,681

Shares
Preferred Stock – 0.4%
	Diversified Financial Services – 0.4%
120,000	Citigroup Capital XIII, 7.875%, 10/30/15 (i) (cost-$3,428,400)	3,300,000

Principal Amount (000s)
Short-Term Investments – 4.3%
	Repurchase Agreements – 4.0%
$17,200	Citigroup Global Markets, Inc., dated 10/31/13, 0.13%, due 11/1/13, proceeds $17,200,062; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $17,564,469 including accrued interest	17,200,000
11,100	Morgan Stanley & Co., Inc., dated 10/31/13, 0.13%, due 11/1/13, proceeds $11,100,040; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $11,318,945 including accrued interest	11,100,000

14  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$2,268	State Street Bank and Trust Co., dated 10/31/13, zero coupon, due 11/1/13, proceeds $2,268,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,316,375 including accrued interest	$2,268,000
Total Repurchase Agreements (cost-$30,568,000)		30,568,000
U.S. Treasury Obligations (g) (k) – 0.3%
2,058	U.S. Treasury Bills, 0.041%-0.101%, 1/2/14-10/16/14 (cost-$2,057,555)	2,057,658
Total Short-Term Investments (cost-$32,625,555)		32,625,658
Total Investments (cost-$741,227,419) – 100.0%		$772,748,026

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $60,115,834, representing 7.8% of total investments.
(b)	Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Fair-Valued–Security with a value of $106,885, representing less than 0.05% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	Restricted. The aggregate acquisition cost of such securities is $9,613,554. The aggregate value is $9,600,574, representing 1.2% of total investments.
(i)	Dividend rate is fixed until the first call date and variable thereafter.
(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.
(k)	Rates reflect the effective yields at purchase date.
(l)	Interest rate swap agreements outstanding at October 31, 2013:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citigroup	$132,700	11/20/18	3-Month USD-LIBOR	2.05%	$1,269,511	$(241,198)	$1,510,709
Deutsche Bank	101,700	11/20/18	3-Month USD-LIBOR	2.05%	972,940	(179,835)	1,152,775
Goldman Sachs	100,000	11/20/18	3-Month USD-LIBOR	2.05%	444,197	115,481	328,716
Morgan Stanley	254,000	11/20/18	3-Month USD-LIBOR	2.05%	2,429,960	(271,795)	2,701,755
					$5,116,608	$(577,347)	$5,693,955

October 31, 2013 | Annual Report  15

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs (CME)	$49,800	6/19/43	2.75%	3-Month USD-LIBOR	$7,785,296	$4,342,291
Goldman Sachs (CME)	16,800	12/18/43	3.50%	3-Month USD-LIBOR	404,395	(981,857)
					$8,189,691	$3,360,434

(m)  Forward foreign currency contracts outstanding at October 31, 2013:

Purchased:	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
29,734,542 Brazilian Real settling 11/4/13	Barclays Bank	$13,499,747	$13,273,164	$(226,583)
13,226,170 Brazilian Real settling 11/4/13	Credit Suisse First Boston	6,095,009	5,904,013	(190,996)
3,621,901 Brazilian Real settling 11/4/13	Goldman Sachs	1,644,376	1,616,776	(27,600)
47,596,103 Brazilian Real settling 11/4/13	Morgan Stanley	21,867,179	21,246,363	(620,816)
13,226,170 Brazilian Real settling 12/3/13	Morgan Stanley	6,037,418	5,862,777	(174,641)
54,188,982 Brazilian Real settling 1/3/14	Morgan Stanley	24,566,589	23,867,497	(699,092)
26,900,000 British Pound settling 11/4/13	Bank of America	43,228,300	43,131,439	(96,861)
628,000 British Pound settling 11/4/13	BNP Paribas	1,007,467	1,006,935	(532)
327,000 Canadian Dollar settling 12/23/13	Royal Bank of Canada	316,442	313,216	(3,226)
681,000 Euro settling 11/4/13	Goldman Sachs	939,780	924,627	(15,153)
3,118,000 Euro settling 11/4/13	HSBC Bank	4,222,584	4,233,462	10,878
175,239,459 Mexican Peso settling 12/17/13	JPMorgan Chase	13,217,558	13,385,928	168,370
Sold:
29,734,542 Brazilian Real settling 11/4/13	Barclays Bank	13,299,285	13,273,164	26,121
13,226,170 Brazilian Real settling 11/4/13	Credit Suisse First Boston	6,005,126	5,904,013	101,113
13,226,170 Brazilian Real settling 12/3/13	Credit Suisse First Boston	6,055,246	5,862,777	192,469
26,878,047 Brazilian Real settling 1/3/14	Deutsche Bank	11,871,405	11,838,416	32,989
3,621,901 Brazilian Real settling 11/4/13	Goldman Sachs	1,658,000	1,616,776	41,224

16  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
27,349,813 Brazilian Real settling 11/4/13	Morgan Stanley	$11,976,884	$12,208,648	$(231,764)
20,246,290 Brazilian Real settling 11/4/13	Morgan Stanley	9,191,996	9,037,716	154,280
27,310,935 Brazilian Real settling 1/3/14	Morgan Stanley	12,084,484	12,029,081	55,403
26,900,000 British Pound settling 12/3/13	Bank of America	43,218,616	43,122,077	96,539
1,560,000 British Pound settling 11/4/13	Citigroup	2,525,051	2,501,303	23,748
25,968,000 British Pound settling 11/4/13	Deutsche Bank	41,439,865	41,637,071	(197,206)
3,799,000 Euro settling 11/4/13	Deutsche Bank	5,128,989	5,158,090	(29,101)
681,000 Euro settling 12/3/13	Goldman Sachs	939,842	924,687	15,155
176,009,000 Mexican Peso settling 12/17/13	Barclays Bank	13,274,881	13,444,710	(169,829)
				$(1,765,111)

(n)

At October 31, 2013, the Fund held $3,680,000 in cash as collateral and U.S. Treasury Obligations valued at $1,199,225 and pledged cash collateral of $4,447,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(o)

The weighted average daily balance of reverse repurchase agreements during the year ended October 31, 2013 was $28,948,459, at a weighted average interest rate of 0.57%. There were no open reverse repurchase agreements at October 31, 2013.

(p)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$318,141,982	$–	$318,141,982
Municipal Bonds	–	180,112,445	–	180,112,445
Corporate Bonds & Notes:
Airlines	–	–	5,905,974	5,905,974
Diversified Financial Services	–	4,035,125	5,103,819	9,138,944
Electric Utilities	–	3,229,947	106,885	3,336,832
All Other	–	143,849,705	–	143,849,705
U.S. Government Agency Securities	–	48,975,805	–	48,975,805
Asset-Backed Securities	–	27,360,681	–	27,360,681
Preferred Stock	3,300,000	–	–	3,300,000
Short-Term Investments	–	32,625,658	–	32,625,658
	3,300,000	758,331,348	11,116,678	772,748,026

October 31, 2013 | Annual Report  17

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Other Financial Instruments* – Assets
Foreign Exchange Contracts	$–	$918,289	$–	$918,289
Interest Rate Contracts	–	10,036,246	–	10,036,246
	–	10,954,535	–	10,954,535
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(2,683,400)	–	(2,683,400)
Interest Rate Contracts	–	(981,857)	–	(981,857)
	–	(3,665,257)	–	(3,665,257)
Totals	$3,300,000	$765,620,626	$11,116,678	$780,037,304

At October 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$591,933	$–	$(150,514)	$107,774	$(103,965	)†	$218,466	$–	$(663,694)	$–
Corporate Bonds & Notes:
Airlines	7,502,811	2,323,436	(3,772,100)	(17,772)	36,925		(167,326)	–	–	5,905,974
Diversified Financial Services	–	5,087,521	(6,923)	219	82		22,920	–	–	5,103,819
Electric Utilities	215,000	–	–	–	–		(108,115)	–	–	106,885
Totals	$8,309,744	$7,410,957	$(3,929,537)	$90,221	$(66,958)		$(34,055)	$–	$(663,694)	$11,116,678

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013.

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$11,009,793	Third-Party pricing vendor	Single Broker Quote	$99.26 – $113.00
	106,885	Benchmark pricing	Security Price Reset	$2.49

†	Relates to paydown shortfall.
*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

18  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2013 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013, was $(114,776). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(q) The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at October 31, 2013:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$5,693,955	$–	$5,693,955
Receivable for variation margin on centrally cleared swaps*	123,329	–	123,329
Unrealized appreciation of forward foreign currency contracts	–	918,289	918,289
Total asset derivatives	$5,817,284	$918,289	$6,735,573
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$–	$(2,683,400)	$(2,683,400)

*	Included in net unrealized appreciation of $3,360,434 on centrally cleared swaps as reported in note (l) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Swaps	$(10,016,704)	$–	$(10,016,704)
Foreign currency transactions (forward foreign currency contracts)	–	(3,102,877)	(3,102,877)
Total net realized loss	$(10,016,704)	$(3,102,877)	$(13,119,581)
Net change in unrealized appreciation/depreciation of:
Swaps	$8,902,620	$–	$8,902,620
Foreign currency transactions (forward foreign currency contracts)	–	(1,901,253)	(1,901,253)
Total net change in unrealized appreciation/depreciation	$8,902,620	$(1,901,253)	$7,001,367

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Forward Foreign Currency Contracts (1)		Interest Rate
Purchased	Sold	Swap Agreements (2)
$78,271,673	$125,665,792	$696,740

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Glossary:

	£-	British Pound	FRN	-	Floating Rate Note
CME	-	Chicago Mercantile Exchange	GO	-	General Obligation Bond
CMO	-	Collateralized Mortgage Obligation	IO	-	Interest Only
CP	-	Certificates of Participation	LIBOR	-	London Inter-Bank Offered Rate
	€-	Euro	OTC	-	Over-the-Counter

See accompanying Notes to Financial Statements | October 31, 2013 | Annual Report  19

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013

Principal Amount (000s)		Value
Mortgage-Backed Securities – 48.3%
$338	Adjustable Rate Mortgage Trust, 2.712%, 1/25/36, CMO (n)	$288,631
£331	Auburn Securities 4 PLC, 0.89%, 10/1/41, CMO (n)	497,337
	Banc of America Funding Trust, CMO (n),
$296	2.438%, 12/20/36	296,380
1,716	2.834%, 12/20/34	1,388,117
2,219	2.861%, 3/20/36	1,887,470
471	3.07%, 12/20/34	302,344
1,000	5.801%, 10/20/46	800,032
3,080	Banc of America Large Loan Trust, 2.474%, 11/15/15, CMO (a) (d) (n)	3,081,418
	Banc of America Mortgage Trust, CMO,
204	2.622%, 10/20/46 (n)	127,273
334	2.753%, 9/25/34 (n)	331,724
45	2.854%, 6/25/35 (n)	45,155
856	5.75%, 8/25/34	914,871
	BCAP LLC Trust, CMO (a) (d) (n),
1,403	1.893%, 11/26/37	1,388,428
550	5.023%, 3/26/36	528,997
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (n),
164	2.469%, 9/25/34	144,214
1,503	2.658%, 10/25/36	1,251,121
543	2.677%, 1/25/35	536,563
650	2.678%, 8/25/47	465,931
1,105	5.053%, 3/25/35	1,063,305
636	5.151%, 6/25/47	563,139
243	5.268%, 9/25/34	238,950
	Bear Stearns ALT-A Trust, CMO (n),
5,986	0.33%, 6/25/46	3,268,664
1,510	0.87%, 1/25/35	1,470,815
104	2.467%, 11/25/35	81,445
542	2.498%, 4/25/35	430,570
5,948	2.544%, 8/25/36	4,807,543
1,672	2.644%, 9/25/34	1,476,405
1,422	2.691%, 5/25/36	941,972
834	2.804%, 8/25/36	579,814
884	2.858%, 5/25/35	690,854
788	3.598%, 9/25/34	778,613
547	4.398%, 7/25/35	423,548
949	4.478%, 11/25/36	668,978
2,500	Bear Stearns Commercial Mortgage Securities Trust, 5.522%, 3/13/40, CMO (a) (d) (n)	2,504,383
£514	Bluestone Securities PLC, 0.736%, 6/9/43, CMO (n)	756,780
$3,405	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (b) (d) (l) (acquisition cost – $1,919,549; purchased 11/18/09)	2,184,444
€685	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.368%, 11/13/47, CMO (n)	788,239

20  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Chase Mortgage Finance Trust, CMO,
$1,600	5.50%, 11/25/21	$1,429,925
1,742	6.00%, 3/25/37	1,514,505
	Citigroup Mortgage Loan Trust, Inc., CMO,
4,284	3.026%, 3/25/37 (n)	3,136,601
948	5.50%, 11/25/35	818,884
2,170	Commercial Mortgage Trust, 5.908%, 7/10/46, CMO (a) (d) (n)	2,312,732
	Countrywide Alternative Loan Trust, CMO,
1,484	0.368%, 12/20/46 (n)	1,050,791
1,582	0.42%, 6/25/37 (n)	945,570
3,559	0.51%, 11/20/35 (n)	2,776,865
3,189	0.52%, 5/25/36 (n)	1,906,149
2,841	0.52%, 6/25/36 (n)	1,953,383
771	5.50%, 10/25/35	681,662
3,595	5.50%, 12/25/35	3,082,556
566	5.75%, 5/25/36	453,679
582	6.00%, 11/25/35	398,272
618	6.00%, 4/25/36	514,405
1,080	6.00%, 4/25/37	788,206
5,269	6.00%, 5/25/37	4,276,179
624	6.25%, 8/25/37	499,771
752	6.50%, 9/25/32	735,481
1,909	6.50%, 7/25/35	1,147,237
853	6.50%, 6/25/36	636,715
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,292	0.49%, 3/25/35 (n)	1,086,467
199	2.595%, 8/20/35 (n)	172,825
4,718	2.633%, 11/25/35 (n)	3,876,942
562	2.64%, 6/20/35 (n)	435,502
125	2.825%, 8/25/34 (n)	110,742
1,446	2.841%, 9/25/47 (n)	1,199,828
1,785	2.982%, 3/25/37 (n)	1,194,544
221	5.50%, 8/25/35	209,213
2,378	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO	2,474,432
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
813	0.344%, 10/15/21 (a) (d) (n)	810,364
948	0.77%, 7/25/36 (n)	479,956
749	5.896%, 4/25/36	660,728
616	6.50%, 5/25/36	428,291
674	6.50%, 7/26/36	343,355
€851	DECO 14-Pan Europe 5BV, 0.385%, 10/27/20, CMO (n)	1,148,324
$1,002	Deutsche ALT-A Securities Mortgage Loan Trust, 0.32%, 2/25/47, CMO (n)	700,718
205	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36, CMO (n)	133,368
412	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33, CMO	425,800
873	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.353%, 4/19/47, CMO (n)	204,423

October 31, 2013 | Annual Report  21

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	EMF-NL BV, CMO (n),
€800	1.225%, 7/17/41	$810,848
1,000	1.475%, 10/17/41	1,193,015
$3,500	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a) (d)	3,637,579
	First Horizon Alternative Mortgage Securities Trust, CMO,
2,376	2.189%, 11/25/36 (n)	1,762,019
1,771	2.203%, 5/25/36 (n)	1,397,681
484	2.271%, 8/25/35 (n)	108,487
401	2.314%, 2/25/36 (n)	294,653
203	6.25%, 11/25/36	168,773
	First Horizon Mortgage Pass-Through Trust, CMO,
2,003	2.551%, 1/25/37 (n)	1,733,511
270	4.922%, 7/25/37 (n)	227,692
387	5.50%, 8/25/35	338,470
51,932	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (g) (n)	244,228
	GMACM Mortgage Loan Trust, CMO (n),
427	3.345%, 6/25/34	418,558
177	3.394%, 7/19/35	162,712
344	3.446%, 6/25/34	329,043
1,848	Greenpoint Mortgage Funding Trust, 0.35%, 1/25/37, CMO (n)	1,292,211
108	Greenwich Capital Commercial Funding Corp., 0.314%, 11/5/21, CMO (a) (d) (n)	106,834
140	GS Mortgage Securities Corp. II Trust, 4.805%, 3/6/20, CMO (a) (d) (n)	140,428
	GS Mortgage Securities Trust, CMO (a) (d) (n),
9,932	1.524%, 8/10/43, IO	706,559
2,100	5.981%, 8/10/43	2,266,970
	GSR Mortgage Loan Trust, CMO,
877	0.62%, 7/25/37 (n)	569,947
2,817	2.778%, 1/25/36 (n)	2,643,314
55	3.038%, 12/25/34 (n)	49,870
160	6.00%, 9/25/34	157,638
	Harborview Mortgage Loan Trust, CMO (n),
3,003	0.363%, 2/19/46	2,475,754
5,274	0.383%, 11/19/36	3,906,466
430	0.493%, 1/19/35	367,730
447	0.733%, 6/19/34	416,974
415	2.773%, 8/19/36	313,925
2,008	5.369%, 6/19/36	1,478,658
675	HomeBanc Mortgage Trust, 0.42%, 3/25/35, CMO (n)	569,661
€1,030	IM Pastor 4 Fondo de Titulizacion de Activos, 0.361%, 3/22/44, CMO (n)	1,075,489
$552	Impac CMB Trust, 0.43%, 11/25/35, CMO (n)	426,265
2,337	IndyMac INDA Mortgage Loan Trust, 2.807%, 12/25/36, CMO (n)	2,008,749
	IndyMac Index Mortgage Loan Trust, CMO (n),
343	0.40%, 4/25/35	278,022
352	0.97%, 8/25/34	301,658
720	1.03%, 9/25/34	602,785

22  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$555	2.175%, 6/25/37	$406,905
1,937	2.744%, 5/25/37	1,397,649
175	4.95%, 5/25/37	23,773
2,152	5.018%, 11/25/36	1,908,161
	JPMorgan Alternative Loan Trust, CMO (n),
794	2.697%, 5/25/36	608,582
132	5.50%, 11/25/36	129,661
4,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.636%, 3/18/51, CMO (a) (d) (n)	4,338,640
	JPMorgan Mortgage Trust, CMO,
102	2.679%, 10/25/36 (n)	83,266
584	2.746%, 6/25/37 (n)	510,693
1,491	2.766%, 5/25/36 (n)	1,286,070
286	2.786%, 7/25/35 (n)	282,173
3,262	5.50%, 11/25/34	3,287,683
272	6.00%, 8/25/37	237,917
3,316	KGS Alpha SBA, 1.00%, 4/25/38, CMO (a) (b) (d) (g) (l) (acquisition cost-$175,544; purchased 10/18/12)	176,097
	Landmark Mortgage Securities PLC, CMO (n),
€567	0.443%, 6/17/38	738,718
£1,488	0.738%, 6/17/38	2,286,368
	Lehman Mortgage Trust, CMO,
$2,919	5.50%, 11/25/35	2,712,190
3,364	6.00%, 5/25/37	3,251,779
733	6.361%, 4/25/36 (n)	702,491
	MASTR Adjustable Rate Mortgages Trust, CMO (n),
1,449	0.38%, 4/25/46	1,072,540
754	0.889%, 1/25/47	475,481
1,122	3.05%, 10/25/34	994,051
	Morgan Stanley Mortgage Loan Trust, CMO,
3,406	2.623%, 7/25/35 (n)	2,790,166
498	3.097%, 1/25/35 (n)	28,225
975	5.75%, 12/25/35	920,699
654	6.00%, 8/25/37	593,462
5,122	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a) (b) (d) (l) (acquisition cost-$4,875,650; purchased 4/6/11)	4,988,924
	Prime Mortgage Trust, CMO,
6,029	0.52%, 6/25/36 (n)	3,109,697
262	7.00%, 7/25/34	238,523
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a) (d) (n)	2,157,267
40	Regal Trust IV, 2.456%, 9/29/31, CMO (a) (d) (n)	37,704
	Residential Accredit Loans, Inc., CMO,
490	0.35%, 6/25/46 (n)	227,325
3,186	0.38%, 6/25/37 (n)	2,217,816
228	5.50%, 4/25/37	176,588
1,109	6.00%, 8/25/35	974,901

October 31, 2013 | Annual Report  23

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$1,042	6.00%, 1/25/37	$819,387
783	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	613,136
	Residential Funding Mortgage Securities I, CMO,
567	5.701%, 7/27/37 (n)	516,579
1,042	6.00%, 6/25/37	906,421
726	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	737,676
654	Sequoia Mortgage Trust, 2.723%, 1/20/38, CMO (n)	545,007
	Structured Adjustable Rate Mortgage Loan Trust, CMO (n),
45	2.484%, 8/25/34	43,585
1,969	4.891%, 11/25/36	1,895,428
2,078	5.161%, 1/25/36	1,638,275
	Structured Asset Mortgage Investments II Trust, CMO (n),
3,441	0.38%, 8/25/36	2,553,162
272	0.40%, 5/25/45	229,597
910	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.461%, 1/25/34, CMO (n)	887,257
639	Suntrust Adjustable Rate Mortgage Loan Trust, 5.634%, 10/25/37, CMO (n)	600,349
€84	Talisman-7 Finance Ltd., 0.427%, 4/22/17, CMO (n)	112,830
$537	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	349,640
5,000	WaMu Commercial Mortgage Securities Trust, 6.128%, 3/23/45, CMO (a) (d) (n)	5,285,976
	WaMu Mortgage Pass-Through Certificates, CMO (n),
61	0.46%, 10/25/45	56,959
2,919	2.202%, 6/25/37	2,421,829
173	2.207%, 3/25/33	173,056
1,046	2.288%, 3/25/37	844,498
3,266	2.456%, 7/25/46	3,088,776
2,963	2.511%, 7/25/37	2,321,031
2,150	2.534%, 2/25/37	1,879,538
626	4.057%, 11/25/36	534,988
2,338	4.517%, 7/25/37	2,036,275
1,680	4.652%, 2/25/37	1,397,465
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
933	0.999%, 10/25/46 (n)	614,383
5,439	5.50%, 7/25/35	4,994,526
70	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33, CMO (n)	66,684
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
752	0.67%, 7/25/37 (n)	658,825
62	2.608%, 9/25/36 (n)	57,152
59	2.621%, 10/25/36 (n)	52,613
145	2.626%, 4/25/36 (n)	136,909
1,609	2.741%, 9/25/36 (n)	1,478,848
65	5.50%, 1/25/36	20,867
Total Mortgage-Backed Securities (cost-$173,379,389)		206,074,745

24  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 46.8%
	Airlines – 2.7%
$2,500	American Airlines, Inc., 10.50%, 10/15/12 (f)	$3,112,500
	Continental Airlines Pass-Through Trust (k),
1,056	7.707%, 10/2/22	1,193,823
1,039	8.048%, 5/1/22	1,178,037
1,428	Delta Air Lines, Inc., 7.75%, 6/17/21 (k)	1,646,285
432	Northwest Airlines, Inc., 1.014%, 11/20/15 (MBIA) (n)	431,279
	United Air Lines Pass-Through Trust (k),
1,977	9.75%, 7/15/18	2,268,176
1,644	10.40%, 5/1/18	1,857,160
		11,687,260
	Auto Components – 0.7%
2,517	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	2,554,755
600	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a) (b) (d) (e) (l) (acquisition cost-$600,000; purchased 10/29/13)	613,500
		3,168,255
	Banking – 14.4%
	Ally Financial, Inc. (k),
1,850	6.75%, 12/1/14	1,951,750
5,000	8.30%, 2/12/15	5,431,250
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a) (d) (k)	4,177,875
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	4,629,411
	BPCE S.A. (h),
€750	9.00%, 3/17/15	1,088,015
350	9.25%, 4/22/15	506,648
	CIT Group, Inc. (a) (d),
$300	4.75%, 2/15/15	313,500
3,400	5.25%, 4/1/14 (k)	3,463,750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	4,551,854
$6,875	11.00%, 6/30/19 (a) (d) (h) (k)	9,100,458
	Credit Agricole S.A. (h),
£500	7.589%, 1/30/20	833,075
1,400	8.125%, 10/26/19	2,443,364
$3,200	Credit Suisse AG, 6.50%, 8/8/23 (a) (b) (d) (k) (l) (acquisition cost-$3,200,000; purchased 8/1/13)	3,423,680
7,300	Discover Bank, 7.00%, 4/15/20 (k)	8,626,812
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	2,014,511
	LBG Capital No. 1 PLC,
1,600	7.588%, 5/12/20	2,719,365
400	7.869%, 8/25/20	685,934
200	LBG Capital No. 2 PLC, 15.00%, 12/21/19	471,399
$2,500	Morgan Stanley, 0.724%, 10/15/15 (k) (n)	2,491,285
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	2,681,250
		61,605,186

October 31, 2013 | Annual Report  25

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Building Materials – 0.1%
	Corporacion GEO S.A.B. de C.V. (a) (d) (f),
$200	8.875%, 3/27/22	$32,000
1,800	9.25%, 6/30/20	288,000
		320,000
	Coal – 0.9%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d) (k)	2,026,500
	Mongolian Mining Corp.,
300	8.875%, 3/29/17 (a) (d)	246,750
2,100	8.875%, 3/29/17	1,727,250
		4,000,500
	Diversified Financial Services – 6.6%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (d) (k)	1,966,500
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (d) (k)	2,108,808
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	5,817,505
1,552	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a) (b) (d) (l) (acquisition cost-$1,568,630; purchased 5/16/13-5/17/13)	1,544,240
	SLM Corp.,
150	0.538%, 1/27/14 (n)	149,398
200	4.411%, 12/15/13 (n)	199,884
1,000	5.375%, 5/15/14 (k)	1,022,500
1,000	8.00%, 3/25/20	1,146,250
4,700	8.45%, 6/15/18 (k)	5,504,875
	Springleaf Finance Corp.,
1,100	6.50%, 9/15/17	1,171,500
2,500	6.90%, 12/15/17 (k)	2,718,750
432	Stearns Holdings, Inc., 9.375%, 8/15/20 (a) (b) (d) (l) (acquisition cost-$432,000; purchased 7/30/13)	451,980
22,443	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a) (b) (d) (l) (acquisition cost-$3,904,725; purchased 11/20/12-7/26/13)	4,115,125
		27,917,315
	Electric Utilities – 0.9%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d) (k)	1,712,000
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a) (d)	2,100,000
		3,812,000
	Engineering & Construction – 1.0%
4,012	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	4,072,265
	Food & Beverage – 0.2%
972	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a) (b) (d) (l) (acquisition cost-$986,485; purchased 7/23/13-7/24/13)	1,023,030
	Healthcare-Services – 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20 (k)	3,345,000
	Household Products/Wares – 1.3%
5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	5,397,975

26  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Insurance – 2.4%
	American International Group, Inc.,
£546	6.765%, 11/15/17	$1,029,160
$6,400	8.25%, 8/15/18 (k)	8,110,797
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,040,606
		10,180,563
	Lodging – 1.7%
$5,423	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d) (k)	7,067,346
	Media – 0.5%
2,100	Radio One, Inc., 12.50%, 5/24/16 (k)	2,136,750
	Mining – 0.2%
	AngloGold Ashanti Holdings PLC (k),
300	5.375%, 4/15/20	287,756
800	6.50%, 4/15/40	660,901
		948,657
	Oil & Gas – 5.0%
	Anadarko Petroleum Corp. (k),
600	6.20%, 3/15/40	696,492
4,200	6.45%, 9/15/36	4,956,622
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	7,748,569
926	Ecopetrol S.A., 7.375%, 9/18/43	1,063,743
958	Global Geophysical Services, Inc., 10.50%, 5/1/17	795,140
4,625	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (k)	4,890,937
	OGX Austria GmbH (a) (d) (f),
3,300	8.375%, 4/1/22	330,000
3,700	8.50%, 6/1/18	370,000
	Pride International, Inc.,
200	6.875%, 8/15/20 (k)	240,217
200	7.875%, 8/15/40	274,099
		21,365,819
	Paper & Forest Products – 0.5%
2,155	Millar Western Forest Products Ltd., 8.50%, 4/1/21	2,208,875
	Pipelines – 2.1%
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (k)	2,817,948
	NGPL PipeCo LLC (a) (d),
300	7.768%, 12/15/37 (k)	263,250
4,700	9.625%, 6/1/19	4,723,500
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a) (d) (k)	912,000
		8,716,698
	Real Estate Investment Trust – 1.9%
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,614,438
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (k)	2,492,622
		8,107,060

October 31, 2013 | Annual Report  27

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Retail – 1.0%
£500	Aston Martin Capital Ltd., 9.25%, 7/15/18	$851,004
$2,768	CVS Pass-Through Trust, 7.507%, 1/10/32 (a) (d) (k)	3,361,137
		4,212,141
	Telecommunications – 1.4%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (k)	2,080,000
4,181	GCI, Inc., 6.75%, 6/1/21 (k)	4,066,023
		6,146,023
	Transportation – 0.5%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a) (d)	1,990,000
120	Western Express, Inc., 12.50%, 4/15/15 (a) (d)	72,300
		2,062,300
Total Corporate Bonds & Notes (cost-$180,448,468)		199,501,018
Asset-Backed Securities – 20.5%
374	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	376,824
	Accredited Mortgage Loan Trust (n),
1,416	0.30%, 2/25/37	1,300,116
1,113	0.35%, 4/25/36	1,081,524
191	ACE Securities Corp. Home Equity Loan Trust, 0.57%, 8/25/45 (n)	190,707
	Asset-Backed Funding Certificates (n),
167	0.73%, 10/25/33	147,008
1,635	0.995%, 8/25/33	1,580,288
1,647	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (n)	1,975,683
1,294	Bear Stearns Asset-Backed Securities I Trust, 0.67%, 9/25/34 (n)	1,156,240
1,262	Bear Stearns Asset-Backed Securities Trust, 6.484%, 7/25/36 (n)	579,540
3,739	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (n)	2,429,011
	Conseco Finance Securitizations Corp.,
1,341	7.77%, 9/1/31	1,499,165
2,022	7.96%, 5/1/31	1,670,644
295	7.97%, 5/1/32	213,949
3,386	8.06%, 5/1/31	2,440,299
3,070	9.163%, 3/1/33 (n)	2,851,557
	Conseco Financial Corp.,
225	6.22%, 3/1/30	241,802
218	6.33%, 11/1/29 (n)	228,970
1,821	6.53%, 2/1/31 (n)	1,847,391
72	6.86%, 3/15/28	74,258
461	7.05%, 1/15/27	475,700
737	7.14%, 3/15/28	798,038
480	7.24%, 6/15/28 (n)	509,365
311	7.40%, 6/15/27	318,282
	Countrywide Asset-Backed Certificates (n),
23	0.32%, 3/25/47	16,801
1,099	0.51%, 12/25/36 (a) (d)	630,124

28  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$528	0.56%, 11/25/34	$524,025
660	0.73%, 8/25/32	547,949
146	4.693%, 10/25/35	145,613
1,637	Credit-Based Asset Servicing and Securitization LLC, 1.49%, 12/25/35 (n)	1,280,709
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (n)	1,094,146
3,101	GSAA Home Equity Trust, 5.772%, 11/25/36 (n)	1,937,283
516	GSAMP Trust, 0.47%, 5/25/36 (a) (d) (n)	507,360
43	Home Equity Asset Trust, 2.57%, 10/25/33 (n)	36,603
	IndyMac Residential Asset-Backed Trust (n),
18,750	0.41%, 4/25/47	10,410,750
6,500	0.49%, 4/25/47	4,144,166
	JP Morgan Mortgage Acquisition Trust (n),
11	0.25%, 8/25/36	4,107
1,849	0.36%, 3/25/47	994,526
2,375	Legg Mason Mortgage Capital Corp., 7.11%, 3/10/21 (a) (b) (g) (l) (acquisition cost-$2,273,509; purchased 1/29/13)	2,390,526
1,551	Legg Mason PT, 6.55%, 3/10/20 (a) (d) (g)	1,556,142
	Long Beach Mortgage Loan Trust (n),
1,239	0.33%, 10/25/36	552,669
495	2.645%, 3/25/32	432,654
1,249	Loomis Sayles CLO I Ltd, 0.468%, 10/26/20, CDO (a) (d) (n)	1,222,951
338	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	341,340
6,950	Merrill Lynch First Franklin Mortgage Loan Trust, 0.41%, 5/25/37 (n)	4,238,967
2,111	Merrill Lynch Mortgage Investors Trust, 0.67%, 6/25/36 (n)	1,917,732
1,103	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.595%, 2/25/33 (n)	1,050,855
33	Oakwood Mortgage Investors, Inc., 0.404%, 6/15/32 (n)	28,092
65	Option One Mortgage Loan Trust, 5.662%, 1/25/37	52,388
3,975	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	4,243,503
3,230	Ownit Mortgage Loan Trust, 3.582%, 12/25/36	1,468,015
1,161	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 1.42%, 10/25/34 (n)	631,378
	Residential Asset Mortgage Products, Inc.,
1,166	1.295%, 8/25/33 (n)	976,902
11	4.02%, 4/25/33 (n)	10,648
427	5.22%, 7/25/34 (n)	414,306
1,609	5.86%, 11/25/33	1,735,349
	Residential Asset Securities Corp. (n),
13	0.36%, 3/25/36	12,613
22	4.47%, 3/25/32	22,593
487	Securitized Asset-Backed Receivables LLC Trust, 0.40%, 2/25/37 (n)	243,953
	South Coast Funding VII Ltd., CDO (a) (d) (n),
52,455	0.503%, 1/6/41	13,638,285
74	0.503%, 1/6/41 (b) (l) (acquisition cost-$15,743; purchased 8/16/12)	19,094
1,826	0.503%, 1/6/41 (b) (l) (acquisition cost-$360,676; purchased 11/8/12)	474,814
754	Structured Asset Securities Corp. Mortgage Loan Trust, 0.47%, 6/25/35 (n)	647,074
2,441	Talon Funding Ltd., 0.75%, 6/5/35, CDO (a) (d) (n)	1,500,922

October 31, 2013 | Annual Report  29

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (n)	$613,279
532	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (n)	583,530
Total Asset-Backed Securities (cost-$72,492,814)		87,281,097
U.S. Government Agency Securities – 11.5%
	Fannie Mae, MBS,
43,000	3.50%, TBA, 30 Year (e)	44,101,875
4,597	4.00%, 11/1/33-7/1/41 (k)	4,850,987
Total U.S. Government Agency Securities (cost-$48,769,942)		48,952,862
Sovereign Debt Obligations – 4.8%
	Brazil – 0.4%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL363	10.00%, 1/1/14	162,322
3,106	10.00%, 1/1/17	1,339,566
62	10.00%, 1/1/21	25,762
62	10.00%, 1/1/23	25,300
		1,552,950
	Philippines – 1.4%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19	6,068,750
	Turkey – 3.0%
TRY24,369	Turkey Government Bond, 3.00%, 1/6/21 (i)	12,860,347
Total Sovereign Debt Obligations (cost-$21,224,520)		20,482,047

Shares
Convertible Preferred Stock – 3.9%
	Banking – 3.9%
14,500	Wells Fargo & Co., 7.50%, Ser. L (h) (cost-$9,203,225)	16,515,500
Preferred Stock – 1.6%
	Banking – 0.2%
10,000	AgriBank FCB, 6.875%, 1/1/24 (a) (b) (d) (e) (h) (l) (m) (acquisition cost-$1,000,000; purchased 10/29/13)	1,004,600
	Diversified Financial Services – 1.4%
50,000	Farm Credit Bank, 6.75%, 9/15/23 (a) (b) (d) (h) (l) (m) (acquisition cost-$5,000,000; purchased 7/16/13)	5,010,940
	SLM Corp. CPI-Linked MTN, Ser. A,
8,500	3.235%, 1/16/18	201,280
32,400	3.961%, 3/15/17	766,260
		5,978,480
Total Preferred Stock (cost-$6,460,125)		6,983,080

30  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
Convertible Bonds – 1.1%
	Real Estate Investment Trust – 1.1%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a) (d) (cost-$3,783,169)	$4,842,625
Senior Loans – 1.0%
	Diversified Financial Services – 0.7%
2,800	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a) (c)	2,821,000
	Hotels/Gaming – 0.3%
1,250	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a) (b) (c) (l) (acquisition cost-$1,217,083; purchased 5/1/12-7/10/12)	1,368,750
Total Senior Loans (cost-$4,020,374)		4,189,750
Municipal Bonds – 0.6%
	California – 0.1%
280	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	283,346
	West Virginia – 0.5%
2,835	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,245,632
Total Municipal Bonds (cost-$2,999,951)		2,528,978

Shares
Common Stock – 0.1%
	Media – 0.1%
5,969	Tribune Co. (p) (cost-$340,187)	399,625

Principal Amount (000s)
U.S. Treasury Obligations – 0.0%
$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$101,043)	101,865

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a) (d) (p) (cost-$36)	36

Principal Amount (000s)
Short-Term Investments – 3.1%
	U.S. Treasury Obligations – 3.1%
$9,887	U.S. Treasury Bills, 0.02%-0.109%, 1/2/14-10/16/14 (j) (o)	9,879,314
	U.S. Treasury Notes,
400	0.125%, 7/31/14 (j)	400,071
270	0.25%, 4/30/14	270,195

October 31, 2013 | Annual Report  31

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

Principal Amount (000s)		Value
$800	0.25%, 5/31/14	$800,672
300	0.25%, 8/31/14 (j)	300,322
80	0.75%, 6/15/14	80,320
1,652	1.00%, 1/15/14 (j)	1,655,195
Total U.S. Treasury Obligations (cost-$13,383,996)		13,386,089
Total Investments (cost-$536,607,239) – 143.3%		611,239,317
Liabilities in excess of other assets – (43.3)%		(184,678,651)
Net Assets – 100.0%		$426,560,666

Notes to Schedule of Investments:

(a)              Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $136,330,079, representing 32.0% of net assets.

(b)              Illiquid.

(c)               These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(d)              144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)               When-issued or delayed-delivery. To be settled/delivered after October 31, 2013.

(f)                In default.

(g)               Fair-Valued–Securities with an aggregate value of $4,366,993, representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)              Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)                  Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

(j)                 All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)              All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)                  Restricted. The aggregate acquisition cost of such securities is $27,529,594. The aggregate value is $28,789,744, representing 6.7% of net assets.

(m)          Dividend rate is fixed until the first call date and variable thereafter.

(n)              Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(o)              Rates reflect the effective yields at purchase date.

(p)              Non-income producing.

32  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

(q)              Credit default swap agreements outstanding at October 31, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Upfront Premiums Paid	Unrealized Appreciation
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	$1,000	17.04%	3/20/14	(5.00)%	$38,628	$30,000	$8,628
Deutsche Bank:
J.C. Penney Corp., Inc.	1,100	16.67%	9/20/14	(5.00)%	96,205	67,375	28,830
Goldman Sachs:
J.C. Penney Corp., Inc.	2,600	17.04%	6/20/14	(5.00)%	170,079	140,500	29,579
Morgan Stanley:
J.C. Penney Corp., Inc.	1,000	17.04%	6/20/14	(5.00)%	65,415	47,500	17,915
					$370,327	$285,375	$84,952

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread		Termination Date	Payments Received	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Metlife, Inc.	$6,200	0.32%		9/20/15	1.00%	$87,724	$(416,629)	$504,353
SLM	4,150	0.34%		12/20/13	5.00%	51,017	(508,375)	559,392
Barclays Bank:
Gazprom	1,250	1.94%		12/20/17	1.90%	6,904	–	6,904
VTB Capital	1,250	2.42%		12/20/17	2.34%	7,032	–	7,032
Citigroup:
J.C. Penney Corp., Inc.	5,000	15.67%		9/20/17	5.00%	(1,279,993)	(650,000)	(629,993)
Majapahit Holding	3,000	2.46%		12/20/17	2.65%	31,591	–	31,591
Republic of Indonesia	3,000	1.52%		12/20/17	2.14%	81,082	–	81,082
SLM	4,150	0.34%		12/20/13	5.00%	51,016	358,731	(307,715)
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	500	15.38%		3/20/18	5.00%	(133,933)	(90,000)	(43,933)
TNK	1,500	2.09%		12/20/17	3.15%	80,213	–	80,213
Deutsche Bank:
SLM	900	0.34%		12/20/13	5.00%	11,064	(126,000)	137,064
Morgan Stanley:
J.C. Penney Corp., Inc.	2,500	15.38%		3/20/18	5.00%	(669,665)	(450,000)	(219,665)
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	19,401		†	7/25/45	0.32%	(4,917,576)	(11,400,654)	6,483,078
Markit ABX.HE AAA 07-1	7,844		†	8/25/37	0.09%	(2,663,910)	(3,882,965)	1,219,055
						$(9,257,434)	$(17,165,892)	$7,908,458

†                      Credit Spread not quoted for asset-backed securities.

(1)              This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

October 31, 2013 | Annual Report  33

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

(2)              The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)                 Interest rate swap agreements outstanding at October 31, 2013:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Barclays Bank (CME)	$21,300	12/18/43	3.00%	3-Month USD-LIBOR	$2,597,821	$2,566,723

(s)                Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
3,600,080 Brazilian Real settling 11/4/13	Credit Suisse First Boston	$1,659,023	$1,607,035	$(51,988)
282,000 British Pound settling 12/3/13	BNP Paribas	456,862	452,060	(4,802)
12,759,682 British Pound settling 11/4/13	Deutsche Bank	20,619,646	20,458,864	(160,782)
328,000 Euro settling 11/4/13	Citigroup	446,830	445,342	(1,488)
9,327,246 Euro settling 11/4/13	Goldman Sachs	12,871,600	12,664,062	(207,538)

Sold:
3,600,080 Brazilian Real settling 11/4/13	Credit Suisse First Boston	1,550,556	1,607,035	(56,479)
3,600,080 Brazilian Real settling 12/3/13	Credit Suisse First Boston	1,648,200	1,595,811	52,389
12,681,000 British Pound settling 11/4/13	Barclays Bank	20,350,507	20,332,705	17,802
12,759,682 British Pound settling 12/3/13	Deutsche Bank	20,614,988	20,454,423	160,565
433,056 British Pound settling 12/12/13	Royal Bank of Scotland	676,411	694,163	(17,752)
78,682 British Pound settling 11/4/13	UBS	127,000	126,159	841
31,109 Euro settling 11/4/13	Barclays Bank	42,000	42,238	(238)
30,963 Euro settling 11/4/13	Citigroup	42,000	42,040	(40)
30,732 Euro settling 11/4/13	Goldman Sachs	42,000	41,727	273
9,327,246 Euro settling 12/3/13	Goldman Sachs	12,872,440	12,664,874	207,566
9,562,442 Euro settling 11/4/13	Morgan Stanley	12,898,601	12,983,399	(84,798)
91,849 Russian Ruble settling 1/15/14	UBS	2,792	2,827	(35)
27,013,065 Turkish Lira settling 12/9/13	JPMorgan Chase	13,269,669	13,443,757	(174,088)
				$(320,592)

(t)                 At October 31, 2013, the Fund held $980,000 in cash as collateral and pledged cash collateral of $1,516,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

34  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

(u)              Open reverse repurchase agreements at October 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	10/15/13	11/14/13	$5,751,086	$5,750,000
	0.50	9/9/13	12/9/13	6,972,129	6,967,000
	0.50	10/8/13	1/7/14	8,746,915	8,744,000
	0.50	10/17/13	1/21/14	612,000	612,000
	0.55	10/15/13	11/14/13	5,418,407	5,417,000
	0.60	8/27/13	2/26/14	2,026,226	2,024,000
	0.625	8/26/13	2/26/14	9,488,024	9,477,000
	0.65	8/5/13	11/5/13	1,666,644	1,664,000
	0.65	9/9/13	12/9/13	4,648,444	4,644,000
	0.65	9/18/13	12/18/13	10,602,416	10,594,000
	0.65	10/17/13	1/21/14	1,227,332	1,227,000
	0.65	10/31/13	2/3/14	3,765,000	3,765,000
	0.71	8/26/13	2/26/14	1,894,500	1,892,000
Credit Suisse First Boston	0.00	12/20/12	12/19/14	1,791,000	1,791,000
Deutsche Bank	(0.25)	5/16/13	5/15/15	2,046,595	2,049,000
	0.50	8/20/13	11/21/13	1,244,260	1,243,000
	0.50	9/4/13	12/3/13	1,369,102	1,368,000
	0.52	8/8/13	11/7/13	794,975	794,000
	0.58	8/8/13	11/7/13	1,193,632	1,192,000
	0.58	8/29/13	11/29/13	9,418,702	9,409,000
	0.58	9/4/13	12/3/13	1,078,006	1,077,000
	0.58	10/15/13	1/7/14	1,572,431	1,572,000
	0.59	9/13/13	12/13/13	5,702,576	5,698,000
	0.59	9/18/13	12/19/13	1,485,070	1,484,000
	0.60	8/13/13	11/1/13	1,176,567	1,175,000
	0.60	8/13/13	11/7/13	2,984,975	2,981,000
	0.60	8/20/13	11/21/13	5,129,233	5,123,000
	0.60	8/23/13	11/1/13	2,589,017	2,586,000
	0.60	10/31/13	11/7/13	1,186,000	1,186,000
	0.60	10/31/13	11/21/13	2,612,000	2,612,000
Goldman Sachs	0.17	10/31/13	11/13/13	4,701,000	4,701,000
Royal Bank of Canada	0.45	8/19/13	11/15/13	7,789,198	7,782,000
	0.45	8/22/13	11/22/13	823,730	823,000
	0.45	9/5/13	12/4/13	539,384	539,000
	0.45	9/17/13	12/17/13	3,093,739	3,092,000
UBS	0.45	10/23/13	1/21/14	3,230,363	3,230,000
	0.58	8/22/13	2/21/14	7,358,408	7,350,000
	0.60	8/22/13	2/21/14	5,154,397	5,148,000
					$138,782,000

(v)              The weighted average daily balance of reverse repurchase agreements during the year ended October 31, 2013 was $227,302,129 at a weighted average interest rate of 0.49%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2013 was $135,439,121.

At October 31, 2013, the Fund held U.S. Treasury Obligations valued at $978,801 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

October 31, 2013 | Annual Report  35

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

(w)            Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$200,665,496	$5,409,249	$206,074,745
Corporate Bonds & Notes:
Airlines	–	3,543,779	8,143,481	11,687,260
All Other	–	187,813,758	–	187,813,758
Asset-Backed Securities	–	83,334,429	3,946,668	87,281,097
U.S. Government Agency Securities	–	48,952,862	–	48,952,862
Sovereign Debt Obligations	–	20,482,047	–	20,482,047
Convertible Preferred Stock	16,515,500	–	–	16,515,500
Preferred Stock:
Banking	1,004,600	–	–	1,004,600
Diversified Financial Services	967,540	5,010,940	–	5,978,480
Convertible Bonds	–	4,842,625	–	4,842,625
Senior Loans:
Diversified Financial Services	–	2,821,000	–	2,821,000
Hotels/Gaming	–	–	1,368,750	1,368,750
Municipal Bonds	–	2,528,978	–	2,528,978
Common Stock	399,625	–	–	399,625
U.S. Treasury Obligations	–	101,865	–	101,865
Warrants	–	36	–	36
Short-Term Investments	–	13,386,089	–	13,386,089
	18,887,265	573,483,904	18,868,148	611,239,317
Other Financial Instruments* – Assets
Credit Contracts	–	9,194,716	–	9,194,716
Foreign Exchange Contracts	–	439,436	–	439,436
Interest Rate Contracts	–	2,566,723	–	2,566,723
	–	12,200,875	–	12,200,875
Other Financial Instruments* – Liabilities
Credit Contracts	–	(1,201,306)	–	(1,201,306)
Foreign Exchange Contracts	–	(760,028)	–	(760,028)
	–	(1,961,334)	–	(1,961,334)
Totals	$18,887,265	$583,723,445	$18,868,148	$621,478,858

At October 31, 2013, there were no transfers between Levels 1 and 2.

36  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$10,333,359	$436,098	$(1,187,880)†	$4,445	$55,678	$106,189	$–	$(4,338,640)	$5,409,249
Corporate Bonds & Notes:
Airlines	10,587,025	–	(2,182,861)	17,242	9,352	(287,277)	–	–	8,143,481
Asset-Backed Securities	14,048,213	3,955,497	(2,638,292)	535,987	1,637,542	1,566,022	–	(15,158,301)	3,946,668
Senior Loans:
Hotels/ Gaming	1,500,000	–	(250,000)	10,349	9,434	98,967	–	–	1,368,750
Totals	$36,468,597	$4,391,595	$(6,259,033)	$568,023	$1,712,006	$1,483,901	$–	$(19,496,941)	$18,868,148

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013.

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$4,988,924	Third-Party Pricing Vendor	Single Broker Quote	$97.40
	420,325	Interest Only Weighted Average Life Model	Security Price Reset	$0.47 – $5.31
Corporate Bonds & Notes	8,143,481	Third-Party Pricing Vendor	Single Broker Quote	$113.00 – $115.25
Asset-Backed Securities	3,946,668	Benchmark Pricing	Security Price Reset	$100.32 – $100.67
Senior Loans	1,368,750	Third-Party Pricing Vendor	Single Broke Quote	$109.50

†                      Reduction of cost due to corporate action.

*                      Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**               Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013, was $618,160. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

October 31, 2013 | Annual Report  37

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

(x)              The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$9,194,716	$–	$9,194,716
Receivable for variation margin on centrally cleared swaps*	39,832	–	–	39,832
Unrealized appreciation of forward foreign currency contracts	–	–	439,436	439,436
Total asset derivatives	$39,832	$9,194,716	$439,436	$9,673,984
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(1,201,306)	$–	$(1,201,306)
Unrealized depreciation of forward foreign currency contracts	–	–	(760,028)	(760,028)
Total liability derivatives	$–	$(1,201,306)	$(760,028)	$(1,961,334)

*                      Included in net unrealized appreciation of $2,566,723 on centrally cleared swaps as reported in note (r) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Swaps	$5,518,616	$3,328,041	$–	$8,846,657
Foreign currency transactions (forward foreign currency contracts)	–	–	16,631	16,631
Total net realized gain	$5,518,616	$3,328,041	$16,631	$8,863,288
Net change in unrealized appreciation/ depreciation of:
Swaps	$2,566,723	$2,035,883	$–	$4,602,606
Foreign currency transactions (forward foreign currency contracts)	–	–	(133,813)	(133,813)
Total net change in unrealized appreciation/depreciation	$2,566,723	$2,035,883	$(133,813)	$4,468,793

38  Annual Report | October 31, 2013

Schedule of Investments

PIMCO Income Opportunity Fund

October 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap
Purchased	Sold	Buy	Sell	Agreements (2)
$36,124,276	$86,444,891	$1,140	$67,703	$32,260
–	–	–	€2,390	–

(1)              U.S. $ Value on origination date

(2)              Notional Amount (in thousands)

Glossary:

ABX.HE	- Asset-Backed Securities Index Home Equity
BRL	- Brazilian Real
£	- British Pound
CDO	- Collateralized Debt Obligation
CLO	- Collateralized Loan Obligation
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
CPI	- Consumer Price Index
€	- Euro
FRN	- Floating Rate Note
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
MBIA	- insured by MBIA Insurance Corp.
MBS	- Mortgage-Backed Securities
MTN	- Medium Term Note
OTC	- Over-the-Counter
PIK	- Payment-in-Kind
PO	- Principal Only
TBA	- To Be Announced
TRY	- Turkish Lira

See accompanying Notes to Financial Statements | October 31, 2013 | Annual Report  39

Statements of Assets and Liabilities

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

	Corporate & Income Strategy	Income Opportunity
Assets:
Investments, at value (cost-$741,227,419 and $536,607,239, respectively)	$772,748,026	$611,239,317
Cash	160,519	241,438
Foreign currency, at value (cost-$9,579 and $611,036, respectively)	9,480	609,831
Interest receivable	10,044,139	5,178,872
Unrealized appreciation of OTC swaps	5,693,955	9,194,716
Deposits with brokers for swaps collateral	4,447,000	1,516,000
Unrealized appreciation of forward foreign currency contracts	918,289	439,436
Receivable for variation margin on centrally cleared swaps	123,329	39,832
Swap premiums paid	115,481	644,106
Receivable from broker	52,782	–
Receivable for investments sold	–	168,588,458
Unsettled reverse repurchase agreements	–	12,264,000
Prepaid expenses and other assets	41,918	15,237
Total Assets	794,354,918	809,971,243

Liabilities:
Payable for investments purchased	995,731	220,563,415
Payable for reverse repurchase agreements	–	138,782,000
Payable to brokers for cash collateral received	3,680,000	980,000
Payable for terminated swaps	–	18,891
Dividends payable to common and preferred shareholders	4,295,116	2,826,899
Unrealized depreciation of forward foreign currency contracts	2,683,400	760,028
Swap premiums received	692,828	17,524,623
Investment management fees payable	495,237	488,015
Unrealized depreciation of OTC swaps	–	1,201,306
Interest payable for reverse repurchase agreements	–	101,483
Accrued expenses and other liabilities	287,662	163,917
Total Liabilities	13,129,974	383,410,577
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 and 0 shares issued and outstanding, respectively)	169,000,000	–
Net Assets Applicable to Common Shareholders	$612,224,944	$426,560,666

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$382	$149
Paid-in-capital in excess of par	541,982,918	340,792,619
Undistributed (dividends in excess of) net investment income	(5,218,379)	7,629,087
Accumulated net realized gain (loss)	36,610,861	(6,751,819)
Net unrealized appreciation	38,849,162	84,890,630
Net Assets Applicable to Common Shareholders	$612,224,944	$426,560,666
Common Shares Issued and Outstanding	38,164,960	14,878,418
Net Asset Value Per Common Share	$16.04	$28.67

40  Annual Report | October 31, 2013 | See accompanying Notes to Financial Statements

Statements of Operations

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Year ended October 31, 2013

	Corporate & Income Strategy	Income Opportunity
Investment Income:
Interest	$53,426,073	$49,411,463
Dividends	1,629,859	1,264,652
Miscellaneous	46,699	70,396
Total Investment Income	55,102,631	50,746,511

Expenses:
Investment management	5,855,579	6,561,828
Custodian and accounting agent	286,185	197,627
Auction agent and commissions	185,252	–
Audit and tax services	124,199	104,555
Interest	52,831	1,137,778
Trustees	51,491	25,549
Shareholder communications	50,128	68,569
New York Stock Exchange listing	31,201	21,932
Transfer agent	24,107	26,693
Legal	20,540	19,918
Insurance	15,873	10,122
Miscellaneous	30,246	2,826
Total Expenses	6,727,632	8,177,397

Net Investment Income	48,374,999	42,569,114

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	106,772,763	2,379,215
Swaps	(10,016,704)	8,846,657
Foreign currency transactions	(3,179,429)	120,528
Net change in unrealized appreciation/depreciation of:
Investments	(83,853,867)	(4,440,507)
Swaps	8,902,620	4,602,606
Foreign currency transactions	(1,874,824)	(128,873)
Net Realized and Change in Unrealized Gain	16,750,559	11,379,626
Net Increase in Net Assets Resulting from Investment Operations	65,125,558	53,948,740
Dividends on Preferred Shares from Net Investment Income	(200,918)	–

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$64,924,640	$53,948,740

See accompanying Notes to Financial Statements | October 31, 2013 | Annual Report  41

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO Corporate & Income Strategy Fund

	Year ended October 31,
	2013	2012
Investment Operations:
Net investment income	$48,374,999	$59,344,432
Net realized gain	93,576,630	35,097,341
Net change in unrealized appreciation/depreciation	(76,826,071)	57,649,141
Net increase in net assets resulting from investment operations	65,125,558	152,090,914

Dividends on Preferred Shares from Net Investment Income	(200,918)	(202,155)
Net increase in net assets applicable to common shareholders resulting from investment operations	64,924,640	151,888,759

Dividends to Common Shareholders from Net Investment Income	(59,573,976)	(68,170,695)

Common Share Transactions:
Reinvestment of dividends	3,391,026	4,724,215
Total increase in net assets applicable to common shareholders	8,741,690	88,442,279

Net Assets Applicable to Common Shareholders:
Beginning of year	603,483,254	515,040,975
End of year*	$612,224,944	$603,483,254
*Including undistributed (dividends in excess of) net investment income of:	$(5,218,379)	$6,539,729

Common Shares Issued in Reinvestment of Dividends	198,980	302,883

42  Annual Report | October 31, 2013 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

PIMCO Income Opportunity Fund

	Year ended October 31,
	2013	2012
Investment Operations:
Net investment income	$42,569,114	$38,430,099
Net realized gain (loss)	11,346,400	(1,118,764)
Net change in unrealized appreciation/depreciation	33,226	55,481,693
Net increase in net assets resulting from investment operations	53,948,740	92,793,028

Dividends to Shareholders from Net Investment Income	(42,005,856)	(44,988,180)

Share Transactions:
Reinvestment of dividends	2,642,134	4,262,182
Total increase in net assets	14,585,018	52,067,030

Net Assets:
Beginning of year	411,975,648	359,908,618
End of year*	$426,560,666	$411,975,648
*Including undistributed net investment income of:	$7,629,087	$5,934,402

Shares Issued in Reinvestment of Dividends	91,068	167,042

See accompanying Notes to Financial Statements | October 31, 2013 | Annual Report  43

Statement of Cash Flows†

PIMCO Income Opportunity Fund

Year ended October 31, 2013

Increase in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$53,948,740

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(421,202,415)
Proceeds from sales of long-term investments	475,194,990
Sales of short-term portfolio investments, net	17,504,576
Net change in unrealized appreciation/depreciation	(33,226)
Net realized gain	(11,346,400)
Net amortization/accretion on investments	(4,152,362)
Increase in receivable for investments sold	(168,588,458)
Decrease in interest and dividends receivable	502,800
Increase in deposits with brokers for swaps collateral	(1,516,000)
Increase in prepaid expenses and other assets	(1,927)
Increase in payable for investments purchased	220,563,415
Increase in payable to brokers for cash collateral received	370,000
Net cash provided by swap transactions	9,655,352
Decrease in interest payable for reverse repurchase agreements	(81,638)
Net cash provided by foreign currency transactions	125,467
Decrease in investment management fees payable	(80,560)
Decrease in interest payable on cash collateral received	(5,993)
Increase in accrued expenses and other liabilities	774
Net cash provided by operating activities	170,857,135

Cash Flows used for Financing Activities:
Payments for reverse repurchase agreements	(1,696,991,000)
Proceeds on reverse repurchase agreements	1,578,539,000
Increase in unsettled reverse repurchase agreements	(12,264,000)
Cash dividends paid (excluding reinvestment of dividends of $2,642,134)	(39,346,420)
Net cash used for financing activities	(170,062,420)
Net increase in cash and foreign currency	794,715
Cash and foreign currency, at beginning of year	56,554
Cash and foreign currency, at end of year	$851,269

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $1,225,409.

† A Statement of Cash Flows is not required for Corporate & Income Strategy.

44  Annual Report | October 31, 2013 | See accompanying Notes to Financial Statements

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Strategy Fund (“Corporate & Income Strategy”) and PIMCO Income Opportunity Fund (“Income Opportunity’’), (each a “Fund” and collectively the “Funds”), were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Corporate & Income Strategy’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

October 31, 2013 | Annual Report  45

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

46  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

¡	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

¡

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

¡

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

October 31, 2013 | Annual Report  47

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

48  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds – Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

October 31, 2013 | Annual Report  49

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

50  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received at the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees (such as origination fees) received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of October 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

Corporate & Income Strategy declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and net short-term capital gains, if any, from the sale of portfolio securities and other sources to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To

October 31, 2013 | Annual Report  51

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms

52  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree, to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the

October 31, 2013 | Annual Report  53

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Securities Traded on To-Be-Announced Basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith

54  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(p) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

October 31, 2013 | Annual Report  55

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

(q) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as

56  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

2. Principal Risks (continued)

additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by

October 31, 2013 | Annual Report  57

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

2. Principal Risks (continued)

undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo

58  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

2. Principal Risks (continued)

Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate & Income Strategy had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due, if any, from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any,

October 31, 2013 | Annual Report  59

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

3. Financial Derivative Instruments (continued)

are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an

60  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

3. Financial Derivative Instruments (continued)

amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up

October 31, 2013 | Annual Report  61

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

3. Financial Derivative Instruments (continued)

of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

62  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

3. Financial Derivative Instruments (continued)

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate & Income Strategy’s average daily

October 31, 2013 | Annual Report  63

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

4. Investment Manager/Sub-Adviser (continued)

net assets, inclusive of net assets attributable to any Preferred Shares outstanding, and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to total assets (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes, “borrowings” includes amount of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended October 31, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate & Income Strategy	$96,480,521	$45,408,236	$645,119,142	$774,782,459
Income Opportunity	332,929,274	392,746,847	86,803,482	95,541,576

6. Income Tax Information

The tax character of dividends paid was:

	Year ended October 31, 2013	Year ended October 31, 2012
	Ordinary Income	Ordinary Income
Corporate & Income Strategy	$59,774,894	$68,372,850
Income Opportunity	42,005,856	44,988,180

At October 31, 2013, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards (1)
Corporate & Income Strategy	–	$36,416,762	–
Income Opportunity	$7,812,859	–	$5,512,544

(1)         Capital loss carryfowards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

64  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

6. Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At October 31, 2013, capital loss carryforward amounts were:

Year of Expiration 2017
Corporate & Income Strategy	–
Income Opportunity	$5,512,544

For the year ended October 31, 2013, the Funds utilized available capital loss carryforwards as follows:

		Post-Enactment
	Pre-Enactment	Short-Term	Long-Term
Corporate & Income Strategy	$56,826,834	–	–
Income Opportunity	8,929,239	$1,114,271	$755,440

For the year ended October 31, 2013, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital In Excess of Par
Corporate & Income Strategy (a)(b)(c)(d)	$(358,213)	$358,209	$4
Income Opportunity (a)(b)(c)(d)	1,131,427	(1,131,429)	2

These permanent “book-tax” differences were primarily attributable to:

(a)         Differing treatment of swap payments

(b)         Reclassification of gains and losses on foreign currency transactions

(c)          Reclassification of gains and losses on paydowns

(d)         Reclassification of consent fees

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At October 31, 2013, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Corporate & Income Strategy	$741,440,371	$37,773,420	$6,465,765	$31,307,655
Income Opportunity	536,868,772	86,673,538	12,302,993	74,370,545

Differences between book and tax cost basis were attributable to the differing treatment of bond amortization/accretion.

October 31, 2013 | Annual Report  65

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

7. Auction-Rate Preferred Shares – Corporate & Income Strategy

Corporate & Income Strategy has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended October 31, 2013, the annualized dividend rates ranged from:

	High	Low	At October 31, 2013
Series M	0.240%	0.030%	0.105%
Series T	0.195%	0.030%	0.090%
Series W	0.225%	0.030%	0.105%
Series TH	0.240%	0.060%	0.105%
Series F	0.240%	0.060%	0.090%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of October 31, 2013 the current multiplier for calculating the maximum rate is 150%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

66  Annual Report | October 31, 2013

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

October 31, 2013

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 1, 2013, the following dividends were declared to common shareholders payable December 2, 2013 to shareholders of record on November 12, 2013.

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On December 2, 2013, the following dividends were declared to common shareholders payable January 2, 2014 to shareholders of record on December 12, 2013.

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On December 20, 2013, Corporate & Income Strategy declared a long-term capital gain distribution of $ 0.95029 per common share to common shareholders payable January 17, 2014 to shareholders of record on December 30, 2013.

On December 20, 2013, Income Opportunity declared a special income dividend of $ 0.60 per share to shareholders, payable January 17, 2014 to shareholders of record on December 30, 2013.

There were no other subsequent events identified that require recognition or disclosure.

October 31, 2013 | Annual Report  67

Financial Highlights

PIMCO Corporate & Income Strategy Fund

For a common share outstanding throughout each year:

	Year ended October 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of year	$15.90	$13.67	$15.51	$12.88		$8.47
Investment Operations:
Net investment income	1.28	1.57	1.72	1.61		1.42
Net realized and change in unrealized gain (loss)	0.44	2.47	(1.87)	2.90		4.29
Total from investment operations	1.72	4.04	(0.15)	4.51		5.71
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)	(0.01)	(0.01)		(0.02)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.71	4.03	(0.16)	4.50		5.69
Dividends to Common Shareholders from Net Investment Income	(1.57)	(1.80)	(1.68)	(1.87)		(1.28)
Net asset value, end of year	$16.04	$15.90	$13.67	$15.51		$12.88
Market price, end of year	$17.15	$18.17	$15.27	$16.24		$13.06
Total Investment Return (1)	3.48%	33.21%	4.78%	41.86%		48.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$612,225	$603,483	$515,041	$579,963		$477,195
Ratio of expenses to average net assets, including interest expense (2)(4)	1.10%	1.32%	1.30%	1.24	%(3)	1.52	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	1.09%	1.14%	1.16%	1.17	%(3)	1.48	%(3)
Ratio of net investment income to average net assets (2)	7.91%	11.03%	11.56%	11.64	%(3)	15.34	%(3)
Preferred shares asset coverage per share	$115,565	$114,270	$101,188	$110,790		$95,590
Portfolio turnover rate	108%	28%	32%	52%		117%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01% and 0.10% for the years ended October 31, 2010 and October 31, 2009, respectively.

(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

68  Annual Report | October 31, 2013 | See accompanying Notes to Financial Statements

Financial Highlights

PIMCO Income Opportunity Fund

For a common share outstanding throughout each year:

	Year ended October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$27.86	$24.62	$26.97	$21.40	$17.90
Investment Operations:
Net investment income	2.87	2.61	3.24	3.11	2.11
Net realized and change in unrealized gain (loss)	0.77	3.69	(2.20)	4.58	3.51
Total from investment operations	3.64	6.30	1.04	7.69	5.62
Dividends and Distributions to Shareholders from:
Net investment income	(2.83)	(3.06)	(3.39)	(2.12)	(1.21)
Return of capital	–	–	–	–	(0.91)
Total dividends and distributions to shareholders	(2.83)	(3.06)	(3.39)	(2.12)	(2.12)
Common Share Transactions:
Net asset value, end of year	$28.67	$27.86	$24.62	$26.97	$21.40
Market price, end of year	$28.90	$29.85	$26.45	$26.92	$21.08
Total Investment Return (1)	6.81%	26.98%	11.68%	39.51%	31.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$426,561	$411,976	$359,909	$391,730	$307,679
Ratio of expenses to average net assets, including interest expense (2)	1.93%	2.29%	2.44%	2.36%	1.78%
Ratio of expenses to average net assets, excluding interest expense (2)	1.66%	1.86%	1.93%	1.86%	1.42%
Ratio of net investment income to average net assets	10.03%	10.38%	12.40%	13.07%	12.04%
Portfolio turnover rate	65%	57%	194%	77%	292%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements | October 31, 2013 | Annual Report  69

Report of Independent Registered Public Accounting Firm

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

To the Shareholders and Board of Trustees of
PIMCO Corporate & Income Strategy Fund
PIMCO Income Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and cash flows (for PIMCO Income Opportunity Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund (collectively the “Funds”) at October 31, 2013, the results of each of their operations and cash flows (for PIMCO Income Opportunity Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2013

70  Annual Report | October 31, 2013

Tax Information/Annual Shareholder Meeting Results/Changes in Investment

Policy/Loan Investments and Origination (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal Year ended October 31, 2013, are designated as “qualified dividend income”:

Corporate & Income Strategy	2.73%
Income Opportunity	3.01%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended October 31, 2013, that qualify for the corporate dividend received deduction is set forth below:

Corporate & Income Strategy	2.73%
Income Opportunity	3.01%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended October 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their joint annual meetings of shareholders on April 30, 2013. Common/Preferred shareholders for Corporate Income & Strategy and Common shareholders for Income Opportunity voted as indicated below:

Corporate & Income Strategy:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the annual meeting for the 2015-2016 fiscal year	33,496,678	1,163,087

Re-election of James A. Jacobson* – Class II to serve until the annual Meeting for the 2015-2016 fiscal year	5,184	207

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Hans W. Kertess*, John C. Maney†, William B. Ogden, IV, and Alan Rappaport continued to serve as Trustees of the Fund.

October 31, 2013 | Annual Report  71

Tax Information/Annual Shareholder Meeting Results/Changes in Investment

Policy/Loan Investments and Origination (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Income Opportunity:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2015-2016 fiscal year	13,191,167	269,794

Re-election of John C. Maney+ – Class II to serve until the annual meeting for the 2015-2016 fiscal year	13,249,274	211,687

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes in Investment Policy – Corporate & Income Strategy:

Effective of December 21, 2012, the Fund amended an existing non-fundamental investment policy, which now provides that it may invest up to 5% of its total assets in defaulted bonds when the Sub-Adviser believes that the issuer’s potential revenue and prospects for recovery are favorable (except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies). Prior to the amendment, the Fund’s non-fundamental investment policy provided that it could invest up to 5% of its total assets in defaulted bonds when the Sub-Adviser believed that the issuer’s potential revenue and prospects for recovery are favorable — and did not exempt mortgage-related and other asset-backed securities from the 5% limit.

The amended non-fundamental policy may subject the Fund to additional or heightened levels of risk associated with defaulted bonds high yield bonds and mortgage-related and other asset-backed securities. Securities that are in default or the issuers of which are in bankruptcy involve substantial risks. The Fund may incur additional expenses to the extent it is required to seek recovery on a defaulted security with respect to the payment of principal or interest. In any reorganization or liquidation proceeding relating to such an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. In addition, it frequently may be difficult to obtain information as to the true financial condition of the issuer of a defaulted security, and the Sub-Adviser’s judgments about the relative value of these securities may prove to be wrong. Please see also “Note 2. Principal Risks” in the Notes to Financial Statements for a description of risks associated with mortgage-related and other asset-backed securities.

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

72  Annual Report | October 31, 2013

Tax Information/Annual Shareholder Meeting Results/Changes in Investment

Policy/Loan Investments and Origination (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

October 31, 2013 | Annual Report  73

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) with respect to Corporate & Income Strategy, information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with similar investment objectives and policies to those of the Fund, (iv) with respect to Income Opportunity, information regarding the investment performance and fees for other funds and accounts with strategies that have similarities (but are not substantially similar) to those of the Fund, (v) the estimated profitability to the Investment Manager from its relationship with the Funds for the one year period ended December 31, 2012, (vi) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including

74  Annual Report | October 31, 2013

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its Lipper performance universe for the one-year, three-year, five-year and with respect to Corporate & Income Strategy only, ten-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that

October 31, 2013 | Annual Report  75

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding, including preferred shares in the case of Corporate & Income Strategy, combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged separate administration fees (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Funds).

Corporate & Income Strategy

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and another fund in the Allianz fund complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $166 million to $2.242 billion, and that four of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of nine funds in the expense group for total expense ratio based on common share assets and for total expense ratio based on common share and leveraged assets combined, seventh out of nine funds in actual management fees based on common share assets and ninth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended March 31, 2013.

76  Annual Report | October 31, 2013

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Income Opportunity

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the five funds in the expense group ranged from $123.8 million to $370.4 million, and that no other fund is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fifth out of five funds in the expense group for total expense ratio based on common share assets, third out of five funds in the expense group for total expense ratio based on common share and leveraged assets combined, fifth out of five funds in actual management fees based on common share assets and fourth out of five funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

With respect to Corporate & Income Strategy, the Trustees also considered the management fees charged by the Sub-Adviser to other funds and accounts with similar investment objectives and strategies to those of the Fund, including open-end funds and separate accounts advised by the Sub-Adviser. With respect to Income Opportunity, the Trustees were advised that the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Fund. However, the Trustees considered the management fees charged by the Sub-Adviser to other funds and accounts with strategies that have similarities (but are not substantially similar) to those of Income Opportunity, including open-end funds and separate accounts advised by the Sub-Adviser. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised by the Sub-Adviser that it generally provides broader and more extensive services to the Funds in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are higher than the fees paid by the open-end funds offered for comparison, but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend.

October 31, 2013 | Annual Report  77

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

The Trustees also took into account that Corporate & Income Strategy has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Advisor from Corporate & Income Strategy under the Agreements (because Corporate & Income Strategy’s fees are calculated based on the Fund’s average daily net assets, inclusive of any assets attributable to preferred shares outstanding) and that Income Opportunity makes use of leverage, such as through the use of reverse repurchase agreements, which increase Income Opportunity’s total assets and the total amount of fees received by the Investment Manager and the Sub-Adviser from Income Opportunity under the Agreements (because Income Opportunity’s fees are calculated based on total managed assets, including any assets attributable to leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares and/or other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund’s common shareholders under current market conditions.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

78  Annual Report | October 31, 2013

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance

October 31, 2013 | Annual Report  79

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

80  Annual Report | October 31, 2013

Dividend Reinvestment Plan

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares

October 31, 2013 | Annual Report  81

Dividend Reinvestment Plan

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund (unaudited)

at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

82  Annual Report | October 31, 2013

Board of Trustees

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund (unaudited)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2008
Trustee since: 2002 – PCN; 2007 – PKO
Term of office: Expected to stand for re-election at annual meeting of shareholders for PCN and PKO’s 2014 – 2015 fiscal year.
Trustee/Director of 64 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011
Term of office: Expected to stand for re-election at annual meeting of shareholders for PCN’s 2015 – 2016 fiscal year and PKO’s 2014 -2015 fiscal year.
Trustee/Director of 64 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010
Term of office: Expected to stand for re-election at annual meeting of shareholders for PCN and PKO’s 2013 – 2014 fiscal year.
Trustee/Director of 64 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011– 2013).

James A. Jacobson
Year of Birth:1945
Trustee since: 2009
Term of office: Expected to stand for re-election at annual meeting of shareholders for PCN and PKO’s 2015 – 2016 fiscal year.
Trustee/Director of 64 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

October 31, 2013 | Annual Report  83

Board of Trustees

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund (unaudited)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006- PCN; 2008 – PKO
Term of office: Expected to stand for re-election
at annual meeting of shareholders for PCN and PKO’s 2014 – 2015 fiscal year.
Trustee/Director of 64 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010
Term of office: Expected to stand for re-election
at annual meeting of shareholders for PCN’s 2014 – 2015 fiscal year and PKO’s 2013 - 2014 fiscal year.
Trustee/Director of 64 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006 – PCN; 2007 – PKO
Term of office: Expected to stand for re-election
at annual meeting of shareholders for PCN’s 2013 – 2014 fiscal year and PKO’s 2015 - 2016 fiscal year.
Trustee/Director of 84 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

† Mr. Maney is an “interested person” of the Trusts, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

84  Annual Report | October 31, 2013

Fund Officers

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund (unaudited)

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002-PCN; 2007-PKO

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex and of The Korea Fund, Inc.; President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002-PCN; 2007-PKO

Director, Director of Fund Administration Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004-PCN; 2007-PKO

Managing Director, Chief Legal Officer and Secretary Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director, Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 82 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006-PCN; 2007-PKO	Vice President, Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ608AR_103113

AGI-2013-11-07-8186

ITEM 2. CODE OF ETHICS

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)            During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)             During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,000 in 2012 and $75,000 in 2013.

b)                Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013.

c)                 Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,530 in 2012 and $15,990 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)            The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)            Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)            Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $6,996,758 and the 2013 Reporting Period was $7,492,613.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson and Debrah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME OPPORTUNITY FUND

(the “TRUST”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                     AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                     Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3)

PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 7, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Opportunity Fund (“PKO” or the “Fund”):

Daniel J. Ivascyn
Mr. Ivascyn has been the portfolio manager since inception (May 2005).  Mr. Ivascyn is a managing director, a member of the Executive Committee and head of the mortgage credit portfolio  management team and a lead portfolio manager for the credit hedge fund and mortgage and opportunistic strategies of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns, as well as T. Rowe Price and Fidelity Investments. He has 22 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of October 31, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Daniel J. Ivascyn	PKO	8	33,248.92	7	6,365.02	*	90	8,463.89	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $1,497.40 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 3 accounts totaling $3,159.28 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of October 31, 2013.

PIMCO Income Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Ivascyn	over $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date:	January 7, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date:	January 7, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	January 7, 2014